UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________________________________________________________________________________
FORM 8-K
________________________________________________________________________________________________________________
 CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2022
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ALTRIA GROUP, INC.
(Exact name of registrant as specified in its charter)
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Virginia	1-08940	13-3260245
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6601 West Broad Street,	Richmond,	Virginia	23230
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (804) 274-2200
_______________________________________________________________________________________________________________
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock, $0.33 1/3 par value	MO	New York Stock Exchange
1.000% Notes due 2023	MO23A	New York Stock Exchange
1.700% Notes due 2025	MO25	New York Stock Exchange
2.200% Notes due 2027	MO27	New York Stock Exchange
3.125% Notes due 2031	MO31	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.
On October 26, 2022, the United States District Court for the Eastern District of Virginia (the “Court”) entered an order granting preliminary approval of the settlement of the shareholder derivative action captioned In re Altria Group, Inc. Derivative Litigation, Case No. 3:20-cv-00772-DJN (the “Federal Action”). The complaint in the Federal Action, as well as other related shareholder derivative actions pending in Virginia state courts (collectively with the Federal Action, the “Actions”), alleges various claims, including breach of fiduciary duty claims, against certain Altria Group, Inc. (“Altria”) current and former directors and officers relating to Altria’s investment in JUUL Labs, Inc. (“JLI”). The complaints in the Actions also allege various claims against JLI, its founders and some of its current and former executives. The Actions were resolved pursuant to an Amended Stipulation and Agreement of Settlement (the “Stipulation”), a copy of which is attached as Exhibit 99.1.
Pursuant to the Court’s order granting preliminary approval of the settlement, Altria is filing the Stipulation and the Notice of Pendency and Proposed Settlement of Derivative Actions (the “Notice”), a copy of which is attached as Exhibit 99.2, with the U.S. Securities and Exchange Commission, publishing a summary of the Notice in The Wall Street Journal and publishing the Stipulation and the Notice in the investors section of Altria’s website at www.altria.com/shareholdersettlement.

Item 9.01.    Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Amended Stipulation and Agreement of Settlement
	99.2	Notice of Pendency and Proposed Settlement of Derivative Actions
	104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTRIA GROUP, INC.

By:	/s/ W. HILDEBRANDT SURGNER, JR.
Name:	W. Hildebrandt Surgner, Jr.
Title:	Vice President, Corporate Secretary and
Associate General Counsel

DATE:    November 14, 2022

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